UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MARCH 31

Date of reporting period:  MARCH 31, 2011



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MARCH 31, 2011




[LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA TAX EXEMPT LONG-TERM FUND]

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       ANNUAL REPORT
       USAA TAX EXEMPT LONG-TERM FUND
       FUND SHARES o ADVISER SHARES
       MARCH 31, 2011

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PRESIDENT'S MESSAGE

"AT USAA INVESTMENT MANAGEMENT
COMPANY, WE CONTINUE TO BELIEVE THAT
TAX-EXEMPT BONDS ARE HIGH-QUALITY                  [PHOTO OF DANIEL S. McNAMARA]
INVESTMENTS THAT CAN PLAY A VALUABLE
ROLE IN A DIVERSIFIED PORTFOLIO."

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MAY 2011

Tax-exempt bonds -- and the states and municipalities that issued them -- have received significant media attention. Early in the fiscal year, the news reports focused on the long rally in municipal bonds. Then, after eight consecutive quarters of gains, the market began to trend downwards. A number of factors contributed to the decline, including:

  o a general increase in U.S. Treasury rates (as interest rates rise, bond prices fall)
  o   the anticipated expiration of the Build America Bonds program
  o the possible extension of current marginal tax rates for individuals, which had previously been scheduled to increase.

The selling pressure increased in the wake of negative media reports about state and municipal credit quality. Some pundits even went on record predicting massive bond defaults, an opinion we did not -- and do not -- share. We certainly agree that many state and local governments have financial challenges. We also agree that they compounded their problems during the Great Recession by continuing to outspend the revenue they collected. However, we see these as BUDGET problems, not DEBT problems. In contrast, some European countries are struggling with large debt burdens, in both the public and private sectors, and growing unrest in response to austerity measures. In the United States, state and local governments are taking constructive steps to bring their budgets back into balance by raising revenue, cutting spending, trimming payrolls, and renegotiating their long-term commitments with their employees. They also have history on their side. History shows that municipal defaults are rare.

Likewise, I believe the risks to municipal bonds have been exaggerated. It's true that several small municipal issuers default every year; credit problems are, and always have been, part of the tax-exempt market. But

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that's why thorough and independent research has always been a part of our investment process. At USAA Investment Management Company, we continue to believe that tax-exempt bonds are high-quality investments that can play a valuable role in a diversified portfolio. I would also like to point out that historically, investors' total return on municipal bonds is predominantly driven by interest income -- not by price movements. As a result, we have viewed the recent sell-off as a chance to possibly lock-in attractive tax-exempt yields for long-term shareholders. Of course, before making any investment, our team of municipal bond managers and analysts conduct their own independent credit analysis focusing on income generation and on whether our shareholders will be adequately compensated for the risk they are taking on.

Meanwhile, we continue to monitor a range of other issues, including the ongoing turmoil in the Middle East and its impact on oil prices. Although we expect prices to increase further, we do not expect them to remain elevated long term. In our opinion, high energy prices are not the result of inflation but are connected to the unfolding events in the Middle East. As such, they are an unexpected and unwelcomed tax on American consumers, who will have less money to spend on other things. In Japan, the aftermath of the earthquake and tsunami, the horrendous toll on human life and infrastructure, and the emergencies at some nuclear power plants could potentially affect companies that do business in or with Japan. As of this writing, the impact on the financial markets has been minimal.

Rest assured that in the months ahead, we will continue working hard to stay abreast of events that could potentially affect your investments and will take appropriate measures to manage risk. From all of us here at USAA Investment Management Company, thank you for allowing us to manage your investments. We value your business and the opportunity to serve your investment needs.

Sincerely,

/s/ Daniel S. McNamara

Daniel S. McNamara
President
USAA Investment Management Company

Some income may be subject to state or local taxes.

Investing in securities products involves risk, including possible loss of principal.

Diversification is a technique to help reduce risk. There is no absolute guarantee that diversification will protect against a loss of income.

As interest rates rise, bond prices fall.

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TABLE OF CONTENTS

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FUND OBJECTIVE                                                                1

MANAGER'S COMMENTARY                                                          2

FUND RECOGNITION                                                              6

INVESTMENT OVERVIEW                                                           8

FINANCIAL INFORMATION

  Distributions to Shareholders                                              18

  Report of Independent Registered Public Accounting Firm                    19

  Portfolio of Investments                                                   20

  Notes to Portfolio of Investments                                          35

  Financial Statements                                                       37

  Notes to Financial Statements                                              40

EXPENSE EXAMPLE                                                              54

TRUSTEES' AND OFFICERS' INFORMATION                                          56

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2011, USAA. All rights reserved.

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FUND OBJECTIVE

INTEREST INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX.

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TYPES OF INVESTMENTS

Invests primarily in investment-grade tax-exempt securities. The dollar-weighted average portfolio maturity for the Fund is 10 years or more.

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                                                             FUND OBJECTIVE |  1

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MANAGER'S COMMENTARY ON THE FUND

JOHN BONNELL, CFA                                        [PHOTO OF JOHN BONNELL]
USAA Investment Management Company

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o HOW DID THE USAA TAX EXEMPT LONG-TERM FUND (THE FUND SHARES) PERFORM DURING THE REPORTING PERIOD?

   The Fund Shares provided a total return of -0.19% versus an average of 0.41% for the 259 funds in the Lipper General Municipal Debt Funds Average. This compares to a 0.12% return for the Lipper General Municipal Debt Funds Index and a 1.63% return for the Barclays Capital Municipal Bond Index. The Fund Shares' tax-exempt distributions over the prior 12 months produced a dividend yield of 5.07%, compared to the Lipper category average of 4.13%.

o  WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

   The tax-exempt market, which had experienced a sustained rally since 2009, changed direction during the one-year reporting period. For almost seven months, bond prices continued to rise, fueled by strong institutional and retail demand for the credit quality and tax-exempt income provided by municipal bonds. As usual, supply and demand factors drove the market's performance. Many state and local governments rushed to take advantage of a provision in the federal government's stimulus package to issue "Build America Bonds,"

   Refer to pages 11 and 12 for benchmark definitions.

   Past performance is no guarantee of future results.

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2  | USAA TAX EXEMPT LONG-TERM FUND

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   taxable bonds for which they could receive a 35% subsidy on interest payments. This reduced traditional tax-exempt supply, particularly in the longer-term maturities. Yields, which always move in the opposite direction of prices, declined. The yield on 30-year AAA municipal bonds fell from 4.17% on March 31, 2010, to a low of 3.67% on August 25, 2010.

   In late October, municipal yields began to rise, causing prices to fall.
   The pullback in prices followed an increase in Treasury yields, which municipals tend to follow over time. Even after the Federal Reserve (the
   Fed) announced the second phase of quantitative easing (QE2), both municipal and Treasury yields continued to rise. Other factors negatively affecting the municipal market included the expiration of the Build America Bonds program, which many thought would be extended past the end of 2010, and the extension of current marginal income tax rates, which many had expected to increase in 2011. These developments came as a heavy inflow of new issuance hit the municipal market, further tilting the supply-and-demand equation in an unfavorable direction.

   Negative media reports about municipal credit quality also contributed to the decline in prices. Although states and municipalities experienced a drop in tax revenues during the recession and certainly face budgetary pressures, we believe most will manage through these challenging times as they have in previous economic downturns. Nevertheless, the negative media headlines triggered a pullback by some municipal bond investors.

   The increase in municipal yields made tax-exempt securities more attractive relative to other fixed income investments. In early 2011, long-term municipal yields exceeded U.S. Treasury yields on an absolute basis (not adjusting for the tax exemption) and were in many cases equal to, or close to, yields on comparably rated corporate bonds. This attracted a considerable number of "crossover" buyers, who opportunistically bought tax-exempt bonds. At the same time, there was reduced municipal supply. Issuance in the first calendar quarter of 2011 was less than half of what is typically issued during the first three months of a year. The reduced supply and the presence of crossover buyers helped stabilize the market. After reaching a peak

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                                           MANAGER'S COMMENTARY ON THE FUND |  3

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   of 5.08% on January 14, 2011, the yield on 30-year AAA municipal bonds fell to 4.80% by March 31, 2011.

o  WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

   Throughout the reporting period, we maintained the Fund's income orientation, seeking to maximize tax-free income without taking undue risk. Because the Fund is a long-term fund with an income focus, its share price will be more volatile than the share price of a short- or intermediate-term bond fund. However, it tends to generate more tax-free income for the interest rate risk taken because the municipal yield curve, which charts the yields on a spectrum of maturities, typically slopes upward -- the longer the maturity, the higher the yield. This approach has enhanced the Fund's dividend yield, which over longer periods of time is the largest contributor to its total return (see page 9).

   Because of our income approach, the Fund remains tilted toward bonds in the BBB and A rated categories. We continued to rely on our experienced team of municipal analysts to look beyond the headlines and help us identify attractive investment opportunities. As always, we continue to do our own credit research and we continuously monitor holdings in the portfolio. The Fund is diversified both by issuer and geographic area, which helps to limit its exposure to an unexpected event. During the reporting period, we did not invest in bonds that are subject to the federal alternative minimum tax
   (AMT) for individuals. Furthermore, in the future, our intention is to continue to avoid any bonds that have AMT exposure.

o  WHAT IS YOUR OUTLOOK?

   We continue to believe the U.S. economy is in a slow-growth expansion. Although unemployment remains high, conditions in the job market


   Diversification does not guarantee a profit or prevent a loss.

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4  | USAA TAX EXEMPT LONG-TERM FUND

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   have improved. Consumer spending has increased. The housing market continues to be a large drag on the economy. With inflation relatively benign, the Fed is unlikely to raise rates until at least the end of 2011.

   Headlines about municipal finances will continue, especially during the spring budget season. Although state and local government budgets remain under pressure, we do not expect a material change in the strong debt repayment record of municipal issuers. Many have benefited from the federal government's stimulus spending, which may soon end, and from the financial reserves they amassed during better economic times. Furthermore, many have begun making the tough political decisions necessary to balance their budgets, such as raising revenue and cutting expenses. In fact, as the period came to an end, many of the most negative pundits had moderated their views on municipal credit quality.

   In addition, two of the major credit services, Moody's Investors Service and Fitch Ratings Ltd., recently upgraded tens of thousands of municipal ratings as they placed municipal, corporate, and sovereign credit ratings on an equal footing. We consider this change an acknowledgment that municipalities have a much better debt payment record than corporate bond issuers.

   Looking ahead, we expect volatility in the municipal market to remain high. However, a volatile environment can also provide opportunity, and we will continue to search for attractive investments to maximize your Fund's tax-exempt income. Shareholders should expect the majority of their long-term return to come from the income provided by the Fund.

   We appreciate the continued confidence you have in us.

   SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

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                                           MANAGER'S COMMENTARY ON THE FUND |  5

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FUND RECOGNITION

USAA TAX EXEMPT LONG-TERM FUND SHARES

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                         OVERALL MORNINGSTAR RATING(TM)
               out of 253 municipal national long-term bond funds
                      for the period ended March 31, 2011:

                                 OVERALL RATING
                                     * * * *

                                     3-YEAR
                                      * * *
                                out of 253 funds

                                     5-YEAR
                                      * * *
                                out of 233 funds

                                     10-YEAR
                                     * * * *
                                out of 204 funds

The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. Ratings are based on risk-adjusted returns.

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PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.

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6  | USAA TAX EXEMPT LONG-TERM FUND

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                             LIPPER LEADER (OVERALL)

                                       [5]

                                     EXPENSE

The Fund is listed as a Lipper Leader for Expense among 96 funds within the Lipper General Municipal Debt Funds category for the overall and three-year period ended March 31, 2011. The Fund received a Lipper Leader rating for Expense among 89 and 75 funds for the five- and 10-year periods, respectively. Lipper ratings for Expense reflect funds' expense minimization relative to peers with similar load structures as of March 31, 2011.

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Ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Expense metrics over three-, five-, and 10-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2, and the lowest 20% are scored 1. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at WWW.LIPPERLEADERS.COM. Lipper Leader Copyright 2011, Reuters, All Rights Reserved.

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                                                           FUND RECOGNITION |  7

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INVESTMENT OVERVIEW

USAA TAX EXEMPT LONG-TERM FUND SHARES (Ticker Symbol: USTEX)

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                                            3/31/11                 3/31/10
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Net Assets                              $2,170.4 Million        $2,344.0 Million
Net Asset Value Per Share                    $12.16                  $12.83

LAST 12 MONTHS
Tax-Exempt Dividends Per Share               $0.618                  $0.651
Capital Gain Distributions Per Share         $0.042                  $0.002
Dollar-Weighted Average
Portfolio Maturity(+)                      18.0 Years              15.7 Years

(+)Dollar-weighted average portfolio maturity is obtained by multiplying the dollar value of each investment by the number of days left to its maturity, then adding those figures together and dividing them by the total dollar value of the Fund's portfolio.

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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/11
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1 Year                             5 Years                             10 Years
-0.19%                              2.61%                                4.14%

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  30-DAY SEC YIELD*                                             EXPENSE RATIO**
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   As of 3/31/11                                                     0.45%
        4.67%

*Calculated as prescribed by the Securities and Exchange Commission.

**THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES AS REPORTED IN THE FUND SHARES' PROSPECTUS DATED AUGUST 1, 2010, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS. THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Past performance is no guarantee of future results.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

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8  | USAA TAX EXEMPT LONG-TERM FUND

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AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS -- PERIODS ENDED MARCH 31, 2011

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                 TOTAL RETURN     =    DIVIDEND RETURN      +     PRICE CHANGE
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10 Years             4.14%        =         4.89%           +         (0.75)%
5 Years              2.61%        =         4.91%           +         (2.30)%
1 Year              (0.19)%       =         4.70%           +         (4.89)%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2002-MARCH 31, 2011

    [CHART OF ANNUAL TOTAL RETURN, DIVIDEND RETURN AND CHANGE IN SHARE PRICE]

                 TOTAL RETURN      DIVIDEND RETURN      CHANGE IN SHARE PRICE
3/31/02              3.03%              5.27%                   -2.24%
3/31/03             10.76               5.27                     5.49
3/31/04              7.01               4.84                     2.17
3/31/05              3.70               4.55                    -0.85
3/31/06              4.18               4.45                    -0.27
3/31/07              5.33               4.56                     0.77
3/31/08             -1.98               4.51                    -6.49
3/31/09             -5.33               5.06                   -10.39
3/31/10             16.59               5.88                    10.71
3/31/11             -0.19               4.70                    -4.89

                                   [END CHART]

      NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. WHILE SHARE PRICES TEND TO VARY, DIVIDEND RETURNS GENERALLY ARE A RELATIVELY STABLE COMPONENT OF TOTAL RETURNS.

Total return equals dividend return plus share price change and assumes reinvestment of all net investment income and realized capital gain distributions. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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                                                        INVESTMENT OVERVIEW |  9

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TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the periods ended 3/31/11, and assuming marginal federal tax
rates of:                             25.00%       28.00%      33.00%     35.00%

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD       DIVIDEND RETURN
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10 Years         4.89%                 6.52%        6.79%       7.30%      7.53%
5 Years          4.91%                 6.55%        6.82%       7.33%      7.55%
1 Year           4.70%                 6.26%        6.53%       7.01%      7.23%

To match the Fund Shares' closing 30-day SEC Yield of 4.67%, on 3/31/11:

A FULLY TAXABLE INVESTMENT MUST PAY:   6.23%        6.49%       6.97%      7.18%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

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Some income may be subject to federal, state, or local taxes. Based on 2010 tax rates.

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10  | USAA TAX EXEMPT LONG-TERM FUND

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                     o  CUMULATIVE PERFORMANCE COMPARISON  o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                           USAA TAX EXEMPT            LIPPER GENERAL
               BARCLAYS CAPITAL               LONG-TERM               MUNICIPAL DEBT
             MUNICIPAL BOND INDEX            FUND SHARES                FUNDS INDEX
03/31/01         $10,000.00                  $10,000.00                 $10,000.00
04/30/01           9,891.64                    9,793.16                   9,859.75
05/31/01           9,998.16                    9,920.61                   9,972.53
06/30/01          10,065.05                   10,024.27                  10,055.63
07/31/01          10,214.14                   10,222.30                  10,214.05
08/31/01          10,382.39                   10,403.13                  10,397.77
09/30/01          10,347.56                   10,284.67                  10,312.05
10/31/01          10,470.85                   10,416.09                  10,419.71
11/30/01          10,382.57                   10,324.89                  10,313.29
12/31/01          10,284.35                   10,229.02                  10,204.09
01/31/02          10,462.74                   10,372.75                  10,362.93
02/28/02          10,588.79                   10,510.63                  10,488.65
03/31/02          10,381.28                   10,304.03                  10,289.42
04/30/02          10,584.18                   10,505.54                  10,476.36
05/31/02          10,648.50                   10,576.47                  10,541.51
06/30/02          10,761.09                   10,673.57                  10,642.77
07/31/02          10,899.49                   10,813.52                  10,779.07
08/31/02          11,030.52                   10,957.14                  10,885.02
09/30/02          11,272.11                   11,239.62                  11,117.32
10/31/02          11,085.25                   11,009.88                  10,880.98
11/30/02          11,039.18                   10,958.37                  10,840.76
12/31/02          11,272.11                   11,221.71                  11,084.27
01/31/03          11,243.55                   11,178.49                  11,015.72
02/28/03          11,400.74                   11,379.02                  11,183.69
03/31/03          11,407.56                   11,413.15                  11,165.36
04/30/03          11,482.93                   11,540.47                  11,266.36
05/31/03          11,751.81                   11,835.71                  11,534.60
06/30/03          11,701.86                   11,730.01                  11,474.46
07/31/03          11,292.38                   11,324.71                  11,083.43
08/31/03          11,376.60                   11,446.84                  11,165.04
09/30/03          11,711.08                   11,768.59                  11,493.07
10/31/03          11,652.11                   11,724.18                  11,451.51
11/30/03          11,773.55                   11,877.06                  11,581.48
12/31/03          11,871.04                   12,009.20                  11,676.32
01/31/04          11,939.04                   12,046.42                  11,715.66
02/29/04          12,118.71                   12,287.99                  11,900.04
03/31/04          12,076.51                   12,213.03                  11,831.29
04/30/04          11,790.50                   11,916.73                  11,566.27
05/31/04          11,747.75                   11,899.02                  11,528.92
06/30/04          11,790.50                   11,962.35                  11,567.66
07/31/04          11,945.67                   12,123.53                  11,709.01
08/31/04          12,185.06                   12,378.55                  11,928.29
09/30/04          12,249.74                   12,477.50                  11,997.10
10/31/04          12,355.15                   12,585.63                  12,093.71
11/30/04          12,253.24                   12,472.04                  12,003.62
12/31/04          12,402.88                   12,681.66                  12,159.23
01/31/05          12,518.79                   12,814.38                  12,279.40
02/28/05          12,477.15                   12,771.78                  12,248.01
03/31/05          12,398.46                   12,665.27                  12,155.67
04/30/05          12,593.98                   12,894.50                  12,345.13
05/31/05          12,682.99                   13,003.39                  12,441.27
06/30/05          12,761.68                   13,086.99                  12,518.45
07/31/05          12,704.00                   13,024.45                  12,473.62
08/31/05          12,832.26                   13,163.58                  12,601.17
09/30/05          12,745.83                   13,076.19                  12,511.59
10/31/05          12,668.43                   12,981.88                  12,436.25
11/30/05          12,729.25                   13,029.29                  12,492.84
12/31/05          12,838.71                   13,166.11                  12,609.35
01/31/06          12,873.36                   13,182.93                  12,643.33
02/28/06          12,959.79                   13,297.43                  12,742.61
03/31/06          12,870.41                   13,198.13                  12,669.12
04/30/06          12,865.99                   13,177.47                  12,657.57
05/31/06          12,923.30                   13,235.88                  12,721.49
06/30/06          12,874.65                   13,155.06                  12,670.42
07/31/06          13,027.79                   13,325.77                  12,824.56
08/31/06          13,221.10                   13,529.23                  13,015.21
09/30/06          13,313.06                   13,629.28                  13,105.27
10/31/06          13,396.54                   13,726.23                  13,190.30
11/30/06          13,508.22                   13,873.89                  13,300.79
12/31/06          13,460.49                   13,797.96                  13,252.78
01/31/07          13,426.03                   13,766.52                  13,226.51
02/28/07          13,602.94                   13,946.97                  13,384.78
03/31/07          13,569.40                   13,900.43                  13,350.72
04/30/07          13,609.57                   13,940.23                  13,392.14
05/31/07          13,549.31                   13,871.60                  13,334.94
06/30/07          13,479.10                   13,784.45                  13,260.88
07/31/07          13,583.59                   13,835.67                  13,324.93
08/31/07          13,524.99                   13,620.80                  13,197.81
09/30/07          13,725.12                   13,884.06                  13,385.90
10/31/07          13,786.30                   13,938.97                  13,424.85
11/30/07          13,874.21                   13,946.01                  13,447.56
12/31/07          13,912.72                   13,882.48                  13,436.09
01/31/08          14,088.16                   14,049.74                  13,595.50
02/29/08          13,443.16                   13,214.34                  12,901.23
03/31/08          13,827.40                   13,624.24                  13,244.97
04/30/08          13,989.20                   13,860.02                  13,422.41
05/31/08          14,073.79                   13,992.92                  13,524.70
06/30/08          13,914.93                   13,826.65                  13,343.54
07/31/08          13,967.82                   13,746.64                  13,330.13
08/31/08          14,131.28                   13,882.02                  13,454.61
09/30/08          13,468.60                   13,101.99                  12,741.08
10/31/08          13,331.12                   12,508.23                  12,353.52
11/30/08          13,373.51                   12,380.38                  12,210.31
12/31/08          13,568.48                   12,142.89                  12,165.95
01/31/09          14,065.12                   12,786.35                  12,739.87
02/28/09          14,139.02                   12,892.33                  12,865.85
03/31/09          14,141.60                   12,897.38                  12,821.19
04/30/09          14,424.11                   13,293.38                  13,188.31
05/31/09          14,576.70                   13,723.52                  13,491.79
06/30/09          14,440.14                   13,604.50                  13,354.24
07/31/09          14,681.74                   13,840.14                  13,565.06
08/31/09          14,932.73                   14,181.68                  13,909.93
09/30/09          15,468.63                   15,017.42                  14,618.00
10/31/09          15,143.92                   14,682.56                  14,239.63
11/30/09          15,269.05                   14,697.81                  14,282.97
12/31/09          15,320.65                   14,824.78                  14,416.69
01/31/10          15,400.45                   14,914.61                  14,487.61
02/28/10          15,549.72                   15,045.94                  14,624.26
03/31/10          15,512.49                   15,037.30                  14,634.76
04/30/10          15,701.01                   15,232.20                  14,826.88
05/31/10          15,818.77                   15,325.25                  14,905.02
06/30/10          15,828.17                   15,317.23                  14,886.86
07/31/10          16,025.54                   15,511.87                  15,063.54
08/31/10          16,392.45                   15,916.67                  15,448.30
09/30/10          16,366.83                   15,963.64                  15,461.03
10/31/10          16,321.50                   15,915.35                  15,428.46
11/30/10          15,995.13                   15,433.76                  15,002.41
12/31/10          15,685.17                   15,029.53                  14,656.16
01/31/11          15,569.62                   14,795.88                  14,473.21
02/28/11          15,817.48                   15,068.16                  14,706.63
03/31/11          15,764.78                   15,008.50                  14,651.97

                                   [END CHART]

                       Data from 3/31/01 through 3/31/11.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Long-Term Fund Shares to the following benchmarks:

o The unmanaged, broad-based Barclays Capital Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper General Municipal Debt Funds Index tracks the total return performance of the 30 largest funds within the Lipper General Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                      USAA TAX EXEMPT                     LIPPER GENERAL
                   LONG-TERM FUND SHARES            MUNICIPAL DEBT FUNDS AVERAGE
3/31/2002                  5.34%                              4.54%
3/31/2003                  4.81                               4.20
3/31/2004                  4.58                               3.90
3/31/2005                  4.49                               3.92
3/31/2006                  4.43                               3.84
3/31/2007                  4.44                               3.80
3/31/2008                  4.90                               4.02
3/31/2009                  5.72                               4.44
3/31/2010                  5.07                               4.04
3/31/2011                  5.07                               4.13

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 3/31/02 to 3/31/11.

The Lipper General Municipal Debt Funds Average is an average performance level of all general municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

12  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

USAA TAX EXEMPT LONG-TERM FUND ADVISER SHARES (Ticker Symbol: UTELX)*

--------------------------------------------------------------------------------
                                                                       3/31/11
--------------------------------------------------------------------------------

Net Assets                                                          $4.6 Million
Net Asset Value Per Share                                              $12.16
Tax-Exempt Dividends Per Share                                         $0.373
Capital Gain Distributions Per Share                                   $0.042


--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/11
--------------------------------------------------------------------------------

                             Since Inception 8/1/10

                                     -3.49%


--------------------------------------------------------------------------------
                        30-DAY SEC YIELD** AS OF 3/31/11
--------------------------------------------------------------------------------

                                      4.30%

--------------------------------------------------------------------------------
                                EXPENSE RATIO***
--------------------------------------------------------------------------------

Before Reimbursement    1.14%                      After Reimbursement     0.85%


*The USAA Tax Exempt Long-Term Fund Adviser Shares (Adviser Shares) commenced operations on August 1, 2010, and do not have a full calendar year of performance.

**Calculated as prescribed by the Securities and Exchange Commission.

***THE EXPENSE RATIOS ARE REPORTED IN THE ADVISER SHARES' PROSPECTUS DATED AUGUST 1, 2010, AND ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL YEAR. USAA INVESTMENT MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH AUGUST 1, 2011, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES TO LIMIT THE EXPENSES OF THE ADVISER SHARES SO THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 0.85% OF THE ADVISER SHARES' AVERAGE DAILY NET ASSETS. THIS ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER AUGUST 1, 2011. THE BEFORE REIMBURSEMENT EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Past performance is no guarantee of future results.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 4.30% on 3/31/11, and assuming marginal federal tax
rates of:                             25.00%       28.00%      33.00%     35.00%

A FULLY TAXABLE INVESTMENT MUST PAY:   5.73%        5.97%       6.42%      6.61%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes. Based on 2010 tax rates.

================================================================================

14  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

                     o  CUMULATIVE PERFORMANCE COMPARISON  o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                        LIPPER GENERAL            USAA TAX EXEMPT
             BARCLAYS CAPITAL           MUNICIPAL DEBT               LONG-TERM
           MUNICIPAL BOND INDEX          FUNDS INDEX            FUND ADVISER SHARES
07/31/10       $10,000.00                 $10,000.00                 $10,000.00
08/31/10        10,228.95                  10,255.42                  10,257.04
09/30/10        10,212.97                  10,263.87                  10,277.14
10/31/10        10,184.68                  10,242.26                  10,250.63
11/30/10         9,981.03                   9,959.42                   9,937.52
12/31/10         9,787.61                   9,729.56                   9,674.03
01/31/11         9,715.50                   9,608.10                   9,520.45
02/28/11         9,870.17                   9,763.07                   9,692.44
03/31/11         9,837.28                   9,726.78                   9,651.09

                                   [END CHART]

                       Data from 7/31/10 through 3/31/11.*

                       See page 11 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Long-Term Fund Adviser Shares to the benchmarks.

*The performance of the Barclays Capital Municipal Bond Index and the Lipper General Municipal Debt Funds Index is calculated from the end of the month, July 31, 2010, while the Adviser Shares' inception date is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                                TOP 10 INDUSTRIES
                                  AS OF 3/31/11
                                (% of Net Assets)

Hospital ................................................................. 24.1%
General Obligation ....................................................... 11.2%
Education ................................................................  8.9%
Electric Utilities .......................................................  8.4%
Special Assessment/Tax/Fee ...............................................  8.1%
Airport/Port .............................................................  5.2%
Nursing/CCRC .............................................................  4.5%
Escrowed Bonds ...........................................................  3.4%
Toll Roads ...............................................................  3.2%
Appropriated Debt ........................................................  2.9%

 You will find a complete list of securities that the Fund owns on pages 22-34.

================================================================================

16  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

                     o PORTFOLIO RATINGS MIX -- 3/31/2011 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                         9.1%
AA                                                                         28.4%
A                                                                          23.7%
BBB                                                                        30.3%
UNRATED                                                                     6.0%
BELOW INVESTMENT-GRADE                                                      2.4%
SECURITIES WITH SHORT-TERM INVESTMENT-GRADE RATINGS                         0.1%

                                   [END CHART]

The four highest long-term credit ratings, in descending order of credit quality, are AAA, AA, A, and BBB. These categories represent investment-grade quality. This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Services, Fitch Ratings Ltd., Dominion Bond Rating Service Ltd., or A.M. Best Co., Inc., and includes any related credit enhancements. Any of the Fund's securities that are not rated by these agencies appear in the chart above as "Unrated," but are monitored and evaluated by USAA Investment Management Company on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated but are treated as AAA for credit quality purposes in the above chart. Securities with short-term investment-grade ratings represent the two highest short-term credit ratings. The below investment-grade category includes both long-term and short-term securities.

      Percentages are of the total market value of the Fund's investments.

================================================================================

                                                       INVESTMENT OVERVIEW |  17

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2011, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2012.

The net investment income (which excludes short-term capital gains) distributed by the Fund during the fiscal year ended March 31, 2011, was 100% tax-exempt for federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $7,614,000 as long-term capital gains for the fiscal year ended March 31, 2011.

================================================================================

18  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TAX EXEMPT LONG-TERM FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Tax Exempt Long-Term Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Tax Exempt Long-Term Fund at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

San Antonio, Texas
May 18, 2011

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  19

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2011

--------------------------------------------------------------------------------

o  CATEGORIES AND DEFINITIONS

   FIXED-RATE INSTRUMENTS -- consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

   PUT BONDS -- provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

   VARIABLE-RATE DEMAND NOTES (VRDNs) -- provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

   CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

   (INS)  Principal and interest payments are insured by one of the following:
          ACA Financial Guaranty Corp., AMBAC Assurance Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., CIFG Assurance, N.A., Financial Guaranty Insurance Co., National Public Finance Guarantee Corp., Radian Asset Assurance, Inc., or XL Capital Assurance. Although bond

================================================================================

20  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

          insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

  (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

  (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from the Texas Permanent School Fund.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   CCD    Community College District
   EDA    Economic Development Authority
   EDC    Economic Development Corp.
   ETM    Escrowed to final maturity
   IDA    Industrial Development Authority/Agency
   IDB    Industrial Development Board
   IDC    Industrial Development Corp.
   ISD    Independent School District
   PRE    Prerefunded to a date prior to maturity
   USD    Unified School District

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

INVESTMENTS

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON         FINAL             VALUE
(000)        SECURITY                                                   RATE        MATURITY            (000)
-------------------------------------------------------------------------------------------------------------
             FIXED-RATE INSTRUMENTS (96.5%)

             ALABAMA (1.6%)
$   4,245    Chatom IDB (INS)                                            5.00%       8/01/2037     $    4,019
    1,000    Marshall County Health Care Auth.                           6.25        1/01/2022          1,019
    1,150    Marshall County Health Care Auth.                           5.75        1/01/2032          1,134
    1,500    Marshall County Health Care Auth.                           5.75        1/01/2032          1,478
    2,500    Montgomery Medical Clinic Board                             4.75        3/01/2031          2,013
    2,500    Montgomery Medical Clinic Board                             4.75        3/01/2036          1,913
    7,670    Parks System Improvement Corp. (PRE)                        5.00        6/01/2020          7,729
    7,805    Parks System Improvement Corp. (PRE)                        5.00        6/01/2021          7,865
    7,000    Port Auth.                                                  6.00       10/01/2035          6,881
    2,000    Selma IDB                                                   5.80        5/01/2034          1,977
                                                                                                   ----------
                                                                                                       36,028
                                                                                                   ----------
             ARIZONA (3.2%)
    5,000    Goodyear                                                    5.63        7/01/2039          4,597
    7,000    Maricopa County                                             5.00        6/01/2035          6,669
   10,000    Mohave County IDA                                           8.00        5/01/2025         10,928
    1,000    Phoenix Civic Improvement Corp.,
              5.50%, 7/01/2013 (INS)                                     4.65(a)     7/01/2029            889
    1,500    Phoenix Civic Improvement Corp.,
              5.50%, 7/01/2013 (INS)                                     4.66(a)     7/01/2030          1,319
    4,000    Pima County IDA                                             5.75        9/01/2029          3,963
    3,000    Pima County IDA                                             5.25       10/01/2040          2,598
    3,500    Scottsdale IDA                                              5.25        9/01/2030          3,293
    2,250    Scottsdale IDA (INS)                                        5.00        9/01/2035          2,093
   28,500    Univ. Medical Center Corp.                                  5.00        7/01/2035         24,079
    2,000    Yavapai County IDA                                          5.63        8/01/2033          1,799
    7,500    Yavapai County IDA                                          5.63        8/01/2037          6,617
                                                                                                   ----------
                                                                                                       68,844
                                                                                                   ----------
             ARKANSAS (0.0%)
    1,000    Baxter County                                               4.63        9/01/2028            853
                                                                                                   ----------
             CALIFORNIA (6.1%)
    6,700    Corona-Norco USD (INS)                                      5.50        8/01/2039          6,596
    2,500    Escondido Union High School District (INS)                  5.00        6/01/2037          2,170
    2,000    Golden State Tobacco Securitization (INS)                   4.55        6/01/2022          1,843
    5,000    Golden State Tobacco Securitization (INS)                   4.60        6/01/2023          4,555
    7,000    Health Facilities Financing Auth.                           5.00        8/15/2039          6,077
    5,000    Indio Redevelopment Agency                                  5.25        8/15/2035          4,015

================================================================================

22  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON         FINAL             VALUE
(000)        SECURITY                                                   RATE        MATURITY            (000)
-------------------------------------------------------------------------------------------------------------
$  17,025    Inland Empire Tobacco Securitization Auth.,
              5.75%, 12/01/2011                                          5.98%(a)    6/01/2026     $   11,518
    2,000    Jurupa Public Finance Auth. (INS)                           5.00        9/01/2033          1,820
    3,000    Monterey Peninsula USD (INS)                                5.50        8/01/2034          2,957
   15,000    Palomar Pomerado Health                                     5.13        8/01/2037         13,264
    9,105    Public Works Board                                          5.00       11/01/2029          8,847
    2,610    Public Works Board                                          5.00        4/01/2030          2,334
    4,905    San Francisco City and County Redevelopment
              Financing Auth. (INS)                                      4.88        8/01/2036          3,671
    3,000    San Marcos Schools Financing Auth. (INS)                    5.00        8/15/2040          2,675
    5,000    Southern California Public Power Auth.                      5.00        7/01/2040          4,672
   24,700    State                                                       4.50        8/01/2030         21,344
    5,000    State                                                       5.75        4/01/2031          5,137
    8,100    State                                                       5.00        2/01/2032          7,606
    6,000    State                                                       5.00       11/01/2032          5,627
    5,000    State                                                       5.00       12/01/2032          4,688
    2,500    Victor Elementary School District (INS)                     5.13        8/01/2034          2,452
    5,180    Washington Township Health Care Dist.                       5.25        7/01/2030          4,536
    5,000    Washington Township Health Care Dist.                       5.50        7/01/2038          4,303
                                                                                                   ----------
                                                                                                      132,707
                                                                                                   ----------
             COLORADO (2.1%)
    3,500    Denver Convention Center Hotel Auth. (INS)                  4.75       12/01/2035          2,597
    3,000    Denver Health and Hospital Auth. (PRE)                      6.25       12/01/2033          3,552
   15,765    Denver Health and Hospital Auth.                            4.75       12/01/2034         12,713
    2,000    E-470 Public Highway Auth.                                  5.38        9/01/2026          1,799
   10,000    E-470 Public Highway Auth. (INS)                            5.06(b)     9/01/2035          1,432
    1,000    Eagle Bend Metropolitan District No. 2 (INS)                5.25       12/01/2023            961
    4,000    Health Facilities Auth. (INS)                               5.50       12/01/2027          3,638
    3,500    Health Facilities Auth.                                     5.00        6/01/2029          3,162
    3,000    Health Facilities Auth.                                     5.25        6/01/2031          2,755
    2,000    Health Facilities Auth.                                     5.00        6/01/2035          1,726
    2,500    Health Facilities Auth.                                     5.25        6/01/2036          2,222
    8,250    State (INS)                                                 5.00       11/01/2030          8,168
    2,000    Vista Ridge Metropolitan District (INS)                     5.00       12/01/2036          1,319
                                                                                                   ----------
                                                                                                       46,044
                                                                                                   ----------
             CONNECTICUT (1.5%)
    2,500    Health and Educational Facilities Auth. (INS)               5.13        7/01/2030          2,104
    2,000    Health and Educational Facilities Auth.                     5.00        7/01/2035          1,864
   64,950    Mashantucket (Western) Pequot Tribe, acquired
              9/18/1997-12/05/2002; cost $62,996(c),(d),(f)              5.75        9/01/2027         24,734
    1,500    Mashantucket (Western) Pequot Tribe, acquired
              11/07/2001; cost $1,435(c),(d),(f)                         5.50        9/01/2028            571

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON         FINAL             VALUE
(000)        SECURITY                                                   RATE        MATURITY            (000)
-------------------------------------------------------------------------------------------------------------
$   7,500    Mashantucket (Western) Pequot Tribe, acquired
              7/19/2006-7/20/2006; cost $7,683(c),(d),(f)                5.50%       9/01/2036     $    2,856
                                                                                                   ----------
                                                                                                       32,129
                                                                                                   ----------
             DELAWARE (0.2%)
    4,000    EDA                                                         5.40        2/01/2031          3,858
                                                                                                   ----------
             DISTRICT OF COLUMBIA (1.7%)
   10,000    Community Academy Public Charter School,
              Inc. (INS)                                                 4.88        5/01/2037          6,654
    7,500    Metropolitan Washington Airports Auth.                      5.13       10/01/2034          7,394
    5,000    Metropolitan Washington Airports Auth.                      5.00       10/01/2039          4,711
   10,000    Metropolitan Washington Airports Auth.                      5.63       10/01/2039         10,137
   10,000    Washington Convention & Sports Auth.                        5.00       10/01/2040          8,618
                                                                                                   ----------
                                                                                                       37,514
                                                                                                   ----------
             FLORIDA (6.8%)
   15,000    Brevard County School Board (INS)                           5.00        7/01/2032         14,092
    5,000    Broward County School Board (INS)                           5.00        7/01/2032          4,557
    1,675    Department of Children and Family Services                  5.00       10/01/2025          1,694
    2,450    Gainesville                                                 5.25       10/01/2034          2,450
    4,380    Highlands County Health Facilities Auth.                    5.25       11/15/2036          4,093
    1,725    Hillsborough County IDA                                     5.50       10/01/2023          1,747
    4,000    JEA Water & Sewer System                                    5.00       10/01/2039          3,808
   11,125    Miami (INS)                                                 5.25        7/01/2035         10,177
    4,000    Miami (INS)                                                 5.25        7/01/2039          3,561
    6,875    Miami-Dade County                                           5.00       10/01/2029          6,483
    2,700    Miami-Dade County                                           5.00       10/01/2034          2,588
    2,000    Miami-Dade County                                           5.38       10/01/2035          1,903
    5,000    Miami-Dade County                                           5.00        7/01/2040          4,478
   22,745    Miami-Dade County                                           5.00       10/01/2041         19,966
    2,000    Miami-Dade County School Board (INS)                        5.25        2/01/2027          2,016
    5,000    Miami-Dade County School Board (INS)                        5.00        5/01/2033          4,695
    3,000    Orange County Health Facilities Auth.                       5.25       10/01/2035          2,616
   10,000    Orange County Health Facilities Auth.                       4.75       11/15/2036          8,020
   12,170    Orange County School Board (INS)                            5.00        8/01/2031         11,733
    2,000    Orange County School Board (INS)                            5.00        8/01/2032          1,907
    8,000    Orange County School Board (INS)                            5.50        8/01/2034          7,968
    3,000    Orlando-Orange County Expressway Auth.                      5.00        7/01/2035          2,770
   22,130    Seminole Tribe(c)                                           5.25       10/01/2027         18,366
    6,000    Volusia County School Board (INS)                           5.00        8/01/2031          5,542
                                                                                                   ----------
                                                                                                      147,230
                                                                                                   ----------
             GEORGIA (1.6%)
    3,500    Atlanta Airport                                             5.00        1/01/2035          3,222
   10,000    Burke County Dev. Auth.                                     7.00        1/01/2023         11,535

================================================================================

24  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON         FINAL             VALUE
(000)        SECURITY                                                   RATE        MATURITY            (000)
-------------------------------------------------------------------------------------------------------------
$   4,000    Dahlonega Downtown Dev. Auth. (INS)                         5.00%       7/01/2040     $    3,777
    4,000    Glynn-Brunswick Memorial Hospital Auth.                     5.63        8/01/2034          3,803
   10,000    Savannah EDA                                                6.15        3/01/2017         10,693
    1,000    Thomasville Hospital Auth.                                  5.25       11/01/2035            910
    1,250    Thomasville Hospital Auth.                                  5.38       11/01/2040          1,123
                                                                                                   ----------
                                                                                                       35,063
                                                                                                   ----------
             HAWAII (0.3%)
    6,000    State                                                       6.50        7/01/2039          5,976
                                                                                                   ----------
             IDAHO (0.1%)
    1,500    Health Facilities Auth. (INS)                               5.00        7/01/2035          1,426
                                                                                                   ----------
             ILLINOIS (10.1%)
      520    Chicago (INS)                                               5.25        1/01/2029            506
    4,997    Chicago                                                     6.75       12/01/2032          4,505
    3,445    Chicago-O'Hare International Airport (INS)                  5.13        1/01/2020          3,458
    3,060    Chicago-O'Hare International Airport (INS)                  5.13        1/01/2021          3,068
    2,000    Finance Auth.                                               5.00        4/01/2026          1,379
    5,000    Finance Auth.                                               5.50        8/15/2028          4,917
    2,500    Finance Auth. (INS)                                         5.75       11/01/2028          2,452
    5,000    Finance Auth.                                               7.25       11/01/2030          5,379
    4,500    Finance Auth.                                               5.00        4/01/2031          3,083
    7,565    Finance Auth.                                               5.50        4/01/2032          6,809
    8,000    Finance Auth.                                               6.00       10/01/2032          8,096
   17,840    Finance Auth.                                               4.50       11/15/2032         14,041
    5,000    Finance Auth.                                               5.75       10/01/2035          4,694
    9,000    Finance Auth.                                               5.00        4/01/2036          6,038
    3,770    Finance Auth.                                               5.50        4/01/2037          3,308
   20,000    Finance Auth.                                               5.38        8/15/2039         18,406
    1,205    Finance Auth.                                               5.25       10/01/2039          1,110
    9,805    Health Facilities Auth.                                     5.50        8/01/2020         10,126
    9,445    Health Facilities Auth.                                     5.25        9/01/2024          9,110
    2,500    Housing Dev. Auth.                                          4.85        1/01/2037          2,274
    5,000    Metropolitan Pier and Exposition Auth.,
              5.50%, 6/15/2012 (INS)                                     5.50(a)     6/15/2020          4,900
    2,500    Metropolitan Pier and Exposition Auth.,
              5.55%, 6/15/2012 (INS)                                     5.55(a)     6/15/2021          2,436
    8,000    Metropolitan Pier and Exposition Auth. (INS)                5.50        6/15/2023          8,327
   10,000    Railsplitter Tobacco Settlement Auth.                       5.50        6/01/2023          9,664
   23,980    Regional Transportation Auth. (INS)                         5.75        6/01/2020         25,968
   37,550    Regional Transportation Auth. (INS)                         6.50        7/01/2030         42,380
    3,000    Schaumburg (INS)                                            5.25       12/01/2034          3,012
    4,555    State (PRE)                                                 5.13        6/15/2019          4,600
    4,071    Village of Gilberts (INS)                                   4.75        3/01/2030          3,535

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON         FINAL             VALUE
(000)        SECURITY                                                   RATE        MATURITY            (000)
-------------------------------------------------------------------------------------------------------------
$   1,500    Village of Round Lake (INS)                                 4.70%       3/01/2033     $    1,334
                                                                                                   ----------
                                                                                                      218,915
                                                                                                   ----------
             INDIANA (2.0%)
    3,440    Finance Auth.                                               5.00       10/01/2033          3,273
   15,780    Health and Educational Facility Financing Auth.             5.00        2/15/2036         13,482
   16,000    Health and Educational Facility Financing Auth.             5.00        2/15/2039         13,504
    6,000    Indianapolis (INS)                                          5.50        1/01/2038          6,048
    7,500    Rockport (INS)                                              4.63        6/01/2025          6,700
                                                                                                   ----------
                                                                                                       43,007
                                                                                                   ----------
             IOWA (0.6%)
    1,000    Finance Auth. (INS)                                         5.25        5/15/2021          1,001
    3,495    Finance Auth. (INS)                                         5.25        5/15/2026          3,493
    5,000    Finance Auth. (INS)                                         4.75       12/01/2031          4,116
    5,000    Finance Auth. (INS)                                         5.00       12/01/2039          4,008
                                                                                                   ----------
                                                                                                       12,618
                                                                                                   ----------
             KANSAS (1.3%)
    9,000    Burlington (INS)                                            4.85        6/01/2031          8,278
   12,280    Wyandotte County                                            5.00       12/01/2020         12,371
   13,200    Wyandotte County                                            6.07(b)     6/01/2021          7,123
                                                                                                   ----------
                                                                                                       27,772
                                                                                                   ----------
             KENTUCKY (0.7%)
    1,000    Economic Dev. Finance Auth. (INS)                           6.00       12/01/2033          1,019
    4,000    Economic Dev. Finance Auth. (INS)                           6.00       12/01/2038          4,017
    5,000    Municipal Power Agency (INS)                                5.00        9/01/2037          4,563
    4,000    Ohio County                                                 6.00        7/15/2031          3,882
    2,000    Owen County                                                 6.25        6/01/2039          2,034
                                                                                                   ----------
                                                                                                       15,515
                                                                                                   ----------
             LOUISIANA (1.8%)
    2,500    Lafayette Public Trust Financing Auth. (INS)                5.50       10/01/2035          2,436
    3,750    Local Government Environmental Facilities
              and Community Dev. Auth.                                   6.50        8/01/2029          3,800
   25,000    Parish of St. John the Baptist                              5.13        6/01/2037         23,024
   10,000    Public Facilities Auth.                                     5.00        6/01/2030          9,854
                                                                                                   ----------
                                                                                                       39,114
                                                                                                   ----------
             MARYLAND (1.0%)
    2,500    EDC                                                         6.20        9/01/2022          2,836
    5,000    Health and Higher Educational Facilities Auth.              5.75        1/01/2033          4,659
    6,000    Health and Higher Educational Facilities Auth.              5.75        1/01/2038          5,482
    9,965    Health and Higher Educational Facilities Auth.              4.75        5/15/2042          7,994
                                                                                                   ----------
                                                                                                       20,971
                                                                                                   ----------

================================================================================

26  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON         FINAL             VALUE
(000)        SECURITY                                                   RATE        MATURITY            (000)
-------------------------------------------------------------------------------------------------------------
             MASSACHUSETTS (1.0%)
$   2,000    Development Finance Agency (INS)                            5.25%       3/01/2026     $    1,876
   10,000    Health and Educational Facilities Auth.                     6.25        7/01/2030         10,317
    3,500    Health and Educational Facilities Auth.                     5.00        7/15/2032          2,833
    1,250    Health and Educational Facilities Auth.                     5.00        7/01/2033          1,065
      500    Health and Educational Facilities Auth.                     5.00        7/15/2037            391
    5,000    School Building Auth. (INS)                                 4.75        8/15/2032          4,904
                                                                                                   ----------
                                                                                                       21,386
                                                                                                   ----------
             MICHIGAN (0.8%)
   49,395    Building Auth. (INS)                                        5.01(b)    10/15/2030         13,944
    3,000    Strategic Fund                                              5.63        7/01/2020          3,216
                                                                                                   ----------
                                                                                                       17,160
                                                                                                   ----------
             MINNESOTA (1.1%)
    4,000    Chippewa County                                             5.50        3/01/2037          3,589
    7,369    Higher Education Facilities Auth., acquired
              8/28/2006; cost $7,462(c),(d)                              5.43        8/28/2031          7,098
    2,500    Higher Education Facilities Auth.                           5.00       10/01/2039          2,410
    3,000    St. Louis Park                                              5.75        7/01/2030          2,941
   10,000    Washington County Housing and
              Redevelopment Auth.                                        5.50       11/15/2027          8,557
                                                                                                   ----------
                                                                                                       24,595
                                                                                                   ----------
             MISSISSIPPI (0.4%)
    1,250    Hospital Equipment and Facilities Auth.                     5.25       12/01/2031          1,109
    8,750    Warren County                                               4.80        8/01/2030          7,657
                                                                                                   ----------
                                                                                                        8,766
                                                                                                   ----------
             MISSOURI (1.7%)
   25,000    Cape Girardeau County IDA                                   5.00        6/01/2036         20,812
    1,000    Cape Girardeau County IDA                                   5.75        6/01/2039            989
    8,000    Cass County                                                 5.63        5/01/2038          6,581
    2,000    Dev. Finance Board                                          5.00        6/01/2035          1,765
    7,500    Health and Educational Facilities Auth.                     5.50       11/15/2033          7,338
                                                                                                   ----------
                                                                                                       37,485
                                                                                                   ----------
             MONTANA (0.5%)
    6,500    Forsyth (INS)                                               4.65        8/01/2023          6,597
    5,000    Forsyth                                                     5.00        5/01/2033          4,895
                                                                                                   ----------
                                                                                                       11,492
                                                                                                   ----------
             NEBRASKA (0.1%)
    2,250    Douglas County Hospital Auth.                               6.13        8/15/2031          2,314
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON         FINAL             VALUE
(000)        SECURITY                                                   RATE        MATURITY            (000)
-------------------------------------------------------------------------------------------------------------
             NEVADA (2.4%)
$  11,570    Clark County (INS) (PRE)                                    5.25%       6/15/2019     $   12,266
    4,000    Clark County (INS)                                          5.00        7/01/2026          3,882
   11,000    Clark County                                                5.13        7/01/2034         10,097
    5,000    Clark County (INS)                                          5.25        7/01/2039          4,620
   12,410    Clark County EDC                                            5.00        5/15/2029         11,703
   10,420    Truckee Meadows Water Auth. (INS)                           4.88        7/01/2034          9,431
                                                                                                   ----------
                                                                                                       51,999
                                                                                                   ----------
             NEW JERSEY (2.0%)
    3,000    Camden County Improvement Auth.                             5.75        2/15/2034          2,621
    5,000    EDA                                                         5.50        6/15/2024          4,590
    6,000    EDA                                                         5.00        9/01/2024          5,927
    6,000    EDA                                                         5.75        6/15/2029          5,341
    2,150    EDA                                                         5.50        6/15/2031          1,822
   11,500    Health Care Facilities Financing Auth.                      5.00        7/01/2029          9,769
   57,630    Health Care Facilities Financing Auth.                      5.07(b)     7/01/2032         12,819
                                                                                                   ----------
                                                                                                       42,889
                                                                                                   ----------
             NEW MEXICO (1.4%)
   32,380    Farmington                                                  4.88        4/01/2033         27,123
    5,000    Farmington                                                  5.90        6/01/2040          4,640
                                                                                                   ----------
                                                                                                       31,763
                                                                                                   ----------
             NEW YORK (4.0%)
   21,485    Dormitory Auth.                                             6.00        8/15/2016         24,029
    2,280    Dormitory Auth.                                             5.25        7/01/2024          2,288
    5,000    Dormitory Auth.                                             5.00        7/01/2026          4,837
    2,250    Dormitory Auth.                                             5.25        7/01/2029          2,164
    5,000    Dormitory Auth.                                             5.00        7/01/2036          4,389
   16,130    Liberty Dev. Corp.                                          5.25       10/01/2035         15,633
    2,000    Long Island Power Auth.                                     5.75        4/01/2039          2,054
        5    New York City                                               5.30       12/01/2018              5
    5,025    New York City                                               5.88        8/01/2019          5,305
    5,000    New York City                                               5.13       12/01/2028          5,133
       80    New York City (PRE)                                         5.88        8/01/2019             86
    1,500    New York City Municipal Water Finance Auth.                 5.00        6/15/2037          1,456
    7,500    New York City Transitional Finance Auth.                    5.00        1/15/2034          7,364
   10,000    Triborough Bridge and Tunnel Auth.                          5.00       11/15/2031         10,059
    2,000    Troy Capital Resource Corp.                                 5.00        9/01/2030          1,905
                                                                                                   ----------
                                                                                                       86,707
                                                                                                   ----------
             NORTH CAROLINA (1.2%)
   10,000    Capital Facilities Finance Agency                           4.63       11/01/2040          8,748
    3,750    Charlotte-Mecklenburg Hospital Auth.                        5.25        1/15/2034          3,657

================================================================================

28  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON         FINAL             VALUE
(000)        SECURITY                                                   RATE        MATURITY            (000)
-------------------------------------------------------------------------------------------------------------
$   5,000    Columbus County Industrial Facilities & Pollution
              Control Financing Auth.                                    6.25%      11/01/2033     $    5,120
    5,250    State Medical Care Commission                               5.00        7/01/2033          4,534
    4,000    Wake County Industrial Facilities and Pollution
              Control Financing Auth.                                    5.38        2/01/2017          4,173
                                                                                                   ----------
                                                                                                       26,232
                                                                                                   ----------
             NORTH DAKOTA (0.3%)
    4,685    Fargo                                                       6.25       11/01/2031          4,772
    2,500    McLean County                                               4.88        7/01/2026          2,393
                                                                                                   ----------
                                                                                                        7,165
                                                                                                   ----------
             OHIO (2.0%)
    6,000    Air Quality Dev. Auth.                                      5.70        8/01/2020          6,174
    5,000    Air Quality Dev. Auth. (INS)                                4.80        1/01/2034          4,542
   20,000    Buckeye Tobacco Settlement Financing Auth.                  5.88        6/01/2030         14,466
   10,000    Buckeye Tobacco Settlement Financing Auth.                  5.75        6/01/2034          6,865
    4,640    Higher Education Facility Commission (INS)                  5.00        5/01/2036          3,623
    2,000    Lake County                                                 5.63        8/15/2029          1,889
    6,325    Lorain County                                               5.25        2/01/2021          6,178
                                                                                                   ----------
                                                                                                       43,737
                                                                                                   ----------
             OKLAHOMA (2.6%)
   14,705    Chickasaw Nation(c)                                         6.00       12/01/2025         15,338
   13,125    Chickasaw Nation(c)                                         6.25       12/01/2032         13,543
    4,500    Municipal Power Auth. (INS)                                 4.50        1/01/2047          3,775
    7,500    Norman Regional Hospital Auth. (INS)                        5.50        9/01/2023          6,778
    3,100    Norman Regional Hospital Auth.                              5.38        9/01/2029          2,561
    8,695    Norman Regional Hospital Auth.                              5.38        9/01/2036          6,690
    7,600    Norman Regional Hospital Auth.                              5.13        9/01/2037          5,564
    2,675    Tulsa Industrial Auth.                                      5.00       10/01/2037          2,500
                                                                                                   ----------
                                                                                                       56,749
                                                                                                   ----------
             OREGON (0.1%)
    1,815    Keizer                                                      5.20        6/01/2031          1,786
                                                                                                   ----------
             PENNSYLVANIA (0.9%)
      750    Allegheny County Higher Education Building Auth.            5.50        3/01/2031            757
    1,110    Allegheny County IDA                                        5.13        9/01/2031            902
    4,000    Allegheny County Sanitary Auth. (INS)                       5.00        6/01/2040          3,817
    7,000    Economic Development Financing Auth.                        4.00       10/01/2023          6,299
    1,870    Erie Parking Auth. (INS)                                    5.13        9/01/2032          1,883
    2,295    Erie Parking Auth. (INS)                                    5.20        9/01/2035          2,288
    3,200    Washington County IDA                                       5.00       11/01/2036          2,865
                                                                                                   ----------
                                                                                                       18,811
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON         FINAL             VALUE
(000)        SECURITY                                                   RATE        MATURITY            (000)
-------------------------------------------------------------------------------------------------------------
             RHODE ISLAND (1.2%)
$   5,700    EDC (INS)                                                   5.00%       7/01/2031     $    5,021
   12,185    EDC (INS)                                                   5.00        7/01/2036         10,042
      975    Housing and Mortgage Finance Corp.                          6.85       10/01/2024            977
    9,950    Housing and Mortgage Finance Corp.                          4.85        4/01/2033          9,360
                                                                                                   ----------
                                                                                                       25,400
                                                                                                   ----------
             SOUTH CAROLINA (2.6%)
    5,000    Georgetown County                                           5.70        4/01/2014          5,365
    2,250    Greenwood County                                            5.38       10/01/2039          2,103
    2,300    Jobs EDA (INS)                                              5.25        2/01/2021          2,256
    3,750    Jobs EDA (INS)                                              5.38        2/01/2026          3,459
   12,580    Jobs EDA (PRE)                                              6.00       11/15/2026         13,667
   12,420    Jobs EDA                                                    6.00       11/15/2026         12,427
   10,000    Jobs EDA (INS)                                              4.60        4/01/2027          8,346
    9,935    Tobacco Settlement Revenue Management Auth.                 5.00        6/01/2018          9,948
                                                                                                   ----------
                                                                                                       57,571
                                                                                                   ----------
             SOUTH DAKOTA (0.3%)
    2,500    Health and Educational Facilities Auth.                     5.25       11/01/2027          2,475
    2,500    Health and Educational Facilities Auth.                     5.25       11/01/2029          2,503
    3,000    Health and Educational Facilities Auth.                     5.25        7/01/2038          2,803
                                                                                                   ----------
                                                                                                        7,781
                                                                                                   ----------
             TENNESSEE (1.7%)
    4,240    Jackson                                                     5.50        4/01/2033          4,171
    3,000    Johnson City Health and Educational Facilities Board        5.50        7/01/2031          2,646
    5,000    Johnson City Health and Educational Facilities Board        5.50        7/01/2036          4,257
    5,605    Shelby County (PRE)                                         6.38        9/01/2019          6,065
    9,395    Shelby County (PRE)                                         6.38        9/01/2019         10,165
   11,075    Sullivan County Health Educational & Housing
              Facilities Board                                           5.25        9/01/2036          9,173
                                                                                                   ----------
                                                                                                       36,477
                                                                                                   ----------
             TEXAS (19.9%)
   19,500    Bell County Health Facilities Dev. Corp. (ETM)              6.50        7/01/2019         23,788
    1,520    Bexar County                                                5.00        7/01/2033          1,280
    1,795    Bexar County                                                5.00        7/01/2037          1,473
    5,000    Cypress-Fairbanks ISD (NBGA)                                5.00        2/15/2035          5,052
   12,100    Denton ISD (NBGA)                                           5.16(b)     8/15/2028          4,957
   13,885    Denton ISD (NBGA)                                           5.18(b)     8/15/2029          5,324
   11,220    Denton ISD (NBGA)                                           5.20(b)     8/15/2030          4,021
   15,645    Denton ISD (NBGA)                                           5.22(b)     8/15/2031          5,216
    5,000    Duncanville ISD (NBGA)                                      4.63        2/15/2029          5,013
    2,240    Eagle Mountain-Saginaw ISD (NBGA)                           4.50        8/15/2033          2,142
    9,155    Ennis ISD (NBGA)                                            4.70(b)     8/15/2034          2,372

================================================================================

30  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON         FINAL             VALUE
(000)        SECURITY                                                   RATE        MATURITY            (000)
-------------------------------------------------------------------------------------------------------------
$   9,155    Ennis ISD (NBGA)                                            4.71%(b)    8/15/2035     $    2,223
    9,000    Fort Worth                                                  6.00        3/01/2029          9,320
    8,085    Fort Worth                                                  6.25        3/01/2033          8,349
    4,120    Guadalupe-Blanco River Auth. (INS)                          5.00        5/15/2039          3,707
    3,000    Harlandale ISD (NBGA)                                       4.75        8/15/2036          2,920
   20,100    Harris County (PRE)                                         4.75       10/01/2031         22,982
    4,900    Harris County                                               4.75       10/01/2031          4,901
    4,000    Harris County Education Facilities Finance Corp.            5.25       10/01/2029          3,986
    1,500    Harris County Health Facilities Dev. Corp.                  7.25       12/01/2035          1,621
    7,000    Harris County IDC                                           5.00        2/01/2023          6,982
    2,660    Hopkins County Hospital District                            5.75        2/15/2028          2,350
    2,000    Hopkins County Hospital District                            6.00        2/15/2033          1,706
    2,255    Hopkins County Hospital District                            6.00        2/15/2038          1,880
   12,500    Houston Airport System                                      5.50        7/01/2034         12,640
   22,000    Houston ISD (NBGA)                                          5.00        2/15/2033         22,362
    5,000    Irving ISD (NBGA)                                           5.38(b)     2/15/2028          2,078
   22,000    Judson ISD (NBGA)                                           4.50        2/01/2035         20,843
    7,750    Kerrville Health Facilities Dev. Corp.                      5.38        8/15/2035          6,673
    3,000    Laredo CCD (INS)                                            5.25        8/01/2035          2,904
   12,700    Lower Colorado River Auth. (INS)                            5.00        5/15/2031         12,501
    5,300    Matagorda County                                            6.30       11/01/2029          5,481
    4,235    Mesquite Health Facilities Dev. Corp.                       5.63        2/15/2035          3,547
      855    Midlothian Dev. Auth.                                       5.13       11/15/2026            711
    7,900    Midlothian ISD (NBGA) (PRE)                                 5.00        2/15/2034          8,216
    1,275    Midlothian ISD (NBGA)                                       5.00        2/15/2034          1,278
   11,500    North Central Health Facilities Dev. Corp. (INS)            5.25        8/15/2022         11,758
    3,000    North Texas Tollway Auth.                                   5.63        1/01/2028          3,046
    5,000    North Texas Tollway Auth.                                   5.63        1/01/2033          4,868
   15,000    North Texas Tollway Auth.                                   5.63        1/01/2033         14,604
   15,000    North Texas Tollway Auth.                                   5.75        1/01/2033         14,371
   12,500    North Texas Tollway Auth.                                   5.75        1/01/2040         11,780
   11,620    Port of Corpus Christi IDC                                  5.45        4/01/2027         10,391
    5,490    Red River Education Finance Corp.                           4.38        3/15/2027          5,217
    1,000    San Leanna Education Facilities Corp.                       5.13        6/01/2026            925
    1,815    San Leanna Education Facilities Corp.                       5.13        6/01/2027          1,674
    6,025    San Leanna Education Facilities Corp.                       4.75        6/01/2032          4,927
    2,395    San Leanna Education Facilities Corp.                       5.13        6/01/2036          1,965
    7,205    Schertz - Cibolo - Universal City ISD (NBGA)                5.09(b)     2/01/2033          2,132
    6,200    Schertz - Cibolo - Universal City ISD (NBGA)                5.11(b)     2/01/2035          1,612
    1,100    Tarrant County Cultural Education Facilities
              Finance Corp.                                              6.00       11/15/2026          1,039
    6,315    Tarrant County Cultural Education Facilities
              Finance Corp.                                              5.63       11/15/2027          5,594

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON         FINAL             VALUE
(000)        SECURITY                                                   RATE        MATURITY            (000)
-------------------------------------------------------------------------------------------------------------
$   4,000    Tarrant County Cultural Education Facilities
              Finance Corp.                                              6.00%      11/15/2036     $    3,518
   13,000    Tarrant County Cultural Education Facilities
              Finance Corp.                                              5.13        5/15/2037         10,462
    4,000    Tarrant County Cultural Education Facilities
              Finance Corp.                                              5.75       11/15/2037          3,325
    4,000    Transportation Commission                                   4.50        4/01/2033          3,851
    4,595    Tyler Health Facilities Dev. Corp. (PRE)                    5.75        7/01/2027          5,056
   22,000    Tyler Health Facilities Dev. Corp.                          5.25       11/01/2032         18,082
   10,000    Tyler Health Facilities Dev. Corp.                          5.00        7/01/2033          8,107
    8,585    Tyler Health Facilities Dev. Corp. (PRE)                    5.75        7/01/2033          9,446
    2,500    Tyler Health Facilities Dev. Corp.                          5.00        7/01/2037          1,973
    5,000    Tyler Health Facilities Dev. Corp.                          5.38       11/01/2037          4,041
    1,000    Uptown Dev. Auth.                                           5.50        9/01/2029            965
   22,620    Veterans' Land Board                                        6.25        8/01/2035         23,258
    3,000    Weatherford ISD (NBGA)                                      4.83(b)     2/15/2027          1,345
    2,500    Weatherford ISD (NBGA)                                      4.84(b)     2/15/2028          1,046
    3,105    Weatherford ISD (NBGA)                                      5.45        2/15/2030          3,216
    6,360    West Harris County Regional Water Auth. (INS)               4.70       12/15/2030          5,996
                                                                                                   ----------
                                                                                                      432,389
                                                                                                   ----------
             VIRGINIA (2.4%)
    8,000    Chesterfield County EDA (INS)                               5.00       11/01/2042          7,331
   11,280    College Building Auth.                                      5.00        6/01/2026         10,682
    5,000    College Building Auth.                                      5.00        6/01/2029          4,533
      880    College Building Auth. (PRE)                                5.00        6/01/2036          1,023
    3,120    College Building Auth.                                      5.00        6/01/2036          2,642
    8,665    Farms of New Kent Community Dev. Auth.                      5.45        3/01/2036          5,381
    1,300    Lewistown Commerce Center Community Dev.
              Auth., acquired 10/12/2007; cost $1,300(e),(g)             5.75        3/01/2019            929
   10,875    Lewistown Commerce Center Community Dev.
              Auth., acquired 10/12/2007; cost $10,875(e),(g)            6.05        3/01/2027          6,049
    4,467    Peninsula Town Center Community Dev. Auth.                  6.45        9/01/2037          3,958
    3,000    Roanoke EDA                                                 5.00        7/01/2033          2,798
    5,000    Small Business Financing Auth.                              5.25        9/01/2037          4,210
    2,917    Watkins Centre Community Dev. Auth.                         5.40        3/01/2020          2,743
                                                                                                   ----------
                                                                                                       52,279
                                                                                                   ----------
             WASHINGTON (1.6%)
    7,665    Health Care Facilities Auth. (INS)                          5.25       10/01/2021          7,794
   13,030    Health Care Facilities Auth. (INS)                          4.75       12/01/2031         10,898
    2,500    Health Care Facilities Auth. (INS)                          6.00        8/15/2039          2,549
    5,000    Housing Finance Commission (INS)                            6.00        7/01/2029          4,817
    1,100    Snohomish County (INS) (PRE)                                5.13       12/01/2021          1,135

================================================================================

32  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON         FINAL             VALUE
(000)        SECURITY                                                   RATE        MATURITY            (000)
-------------------------------------------------------------------------------------------------------------
$   8,730    Snohomish County (INS) (PRE)                                5.13%      12/01/2021     $    9,005
                                                                                                   ----------
                                                                                                       36,198
                                                                                                   ----------

             WEST VIRGINIA (0.3%)
    2,000    EDA                                                         5.38       12/01/2038          1,873
    2,500    West Virginia Univ. Board of Governors (INS)                5.00       10/01/2027          2,503
    2,500    West Virginia Univ. Board of Governors (INS)                5.00       10/01/2028          2,494
                                                                                                   ----------
                                                                                                        6,870
                                                                                                   ----------
             WISCONSIN (0.8%)
      635    Health & Educational Facilities Auth.                       5.38       10/01/2021            644
    5,000    Health & Educational Facilities Auth.                       5.75       11/15/2030          5,087
   10,600    Health & Educational Facilities Auth.                       5.38        2/15/2034          9,455
    2,500    Health & Educational Facilities Auth.                       5.38        8/15/2037          2,338
                                                                                                   ----------
                                                                                                       17,524
                                                                                                   ----------
             WYOMING (0.5%)
    2,360    Municipal Power Agency                                      5.50        1/01/2033          2,389
    2,300    Municipal Power Agency                                      5.50        1/01/2038          2,293
    6,000    Sweetwater County                                           5.25        7/15/2026          6,218
                                                                                                   ----------
                                                                                                       10,900
                                                                                                   ----------
             Total Fixed-Rate Instruments (cost: $2,289,812)                                        2,100,009
                                                                                                   ----------

             PUT BONDS (1.9%)

             ARIZONA (0.6%)
   12,500    Maricopa County                                             6.00        5/01/2029         13,134
                                                                                                   ----------
             FLORIDA (0.2%)
    5,000    Miami-Dade County IDA                                       4.00       10/01/2018          5,048
                                                                                                   ----------
             INDIANA (0.5%)
    9,000    Rockport                                                    6.25        6/01/2025          9,901
                                                                                                   ----------
             LOUISIANA (0.5%)
   10,000    Public Facilities Auth.                                     7.00       12/01/2038         10,304
                                                                                                   ----------
             VIRGINIA (0.1%)
    1,476    Farms of New Kent Community Dev. Auth.                      5.13        3/01/2036            870
    2,000    Farms of New Kent Community Dev. Auth.                      5.80        3/01/2036          1,309
                                                                                                   ----------
                                                                                                        2,179
                                                                                                   ----------
             Total Put Bonds (cost: $39,755)                                                           40,566
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON         FINAL             VALUE
(000)        SECURITY                                                   RATE        MATURITY            (000)
-------------------------------------------------------------------------------------------------------------
             VARIABLE-RATE DEMAND NOTES (0.1%)

             ALABAMA (0.1%)
$   2,225    Mobile Medical Clinic Board (LOC - Regions Bank)
              (cost: $2,225)                                             3.97%       3/01/2022     $    2,225
                                                                                                   ----------

             TOTAL INVESTMENTS (COST: $2,331,792)                                                  $2,142,800
                                                                                                   ==========

--------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                  VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------------
                                                  (LEVEL 1)            (LEVEL 2)       (LEVEL 3)
                                              QUOTED PRICES    OTHER SIGNIFICANT     SIGNIFICANT
                                          IN ACTIVE MARKETS           OBSERVABLE    UNOBSERVABLE
ASSETS                                 FOR IDENTICAL ASSETS               INPUTS          INPUTS         TOTAL
--------------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                                   $-           $2,093,031          $6,978    $2,100,009
Put Bonds                                                 -               40,566               -        40,566
Variable-Rate Demand Notes                                -                2,225               -         2,225
--------------------------------------------------------------------------------------------------------------
Total                                                    $-           $2,135,822          $6,978    $2,142,800
--------------------------------------------------------------------------------------------------------------

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

------------------------------------------------------------------------------------------------
                                                                          FIXED-RATE INSTRUMENTS
------------------------------------------------------------------------------------------------
Balance as of March 31, 2010                                                             $     -
Net realized gain (loss)                                                                       -
Change in net unrealized appreciation/depreciation                                        (2,916)
Net purchases (sales)                                                                          -
Transfers in and/or out of Level 3                                                         9,894
------------------------------------------------------------------------------------------------
Balance as of March 31, 2011                                                             $ 6,978
------------------------------------------------------------------------------------------------

For the year ended March 31, 2011, there were no significant transfers of securities between levels 1 and 2. Fixed-rate instruments with a value of $9,894,000 were transferred from Level 2 to Level 3 due to market quotations from the pricing services not being determinative of fair value. The Fund's policy is to recognize transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

34  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2011

--------------------------------------------------------------------------------

o GENERAL NOTES

  Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

  The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o SPECIFIC NOTES

  (a) Stepped-coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description. The rate presented in the coupon rate column represents the effective yield at the date of purchase.

  (b) Zero-coupon security. Rate represents the effective yield at the date of purchase.

  (c) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Investment Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

  (d) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  35

================================================================================

      of these securities at March 31, 2011, was $35,259,000, which represented 1.6% of the Fund's net assets.

  (e) Security was fair valued at March 31, 2011, by the manager in accordance with valuation procedures approved by the Board of Trustees.

  (f) Currently the issuer is in default with respect to interest and/or principal payments.

  (g) Restricted security that is not registered under the Securities Act of 1933 and is deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of this security at March 31, 2011, was $6,978,000, which represented 0.3% of the Fund's net asset value.

See accompanying notes to financial statements.

================================================================================

36  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2011

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $2,331,792)        $2,142,800
   Cash                                                                          737
   Receivables:
      Capital shares sold                                                      1,039
      USAA Investment Management Company (Note 6C)                                 1
      Interest                                                                33,390
      Securities sold                                                         13,936
                                                                          ----------
         Total assets                                                      2,191,903
                                                                          ----------
LIABILITIES
   Payables:
      Securities purchased                                                    12,236
      Capital shares redeemed                                                  1,625
      Dividends on capital shares                                              2,352
   Accrued management fees                                                       521
   Accrued transfer agent's fees                                                  17
   Other accrued expenses and payables                                           116
                                                                          ----------
         Total liabilities                                                    16,867
                                                                          ----------
             Net assets applicable to capital shares outstanding          $2,175,036
                                                                          ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                        $2,361,276
   Overdistribution of net investment income                                    (161)
   Accumulated net realized gain on investments                                2,913
   Net unrealized depreciation of investments                               (188,992)
                                                                          ----------
             Net assets applicable to capital shares outstanding          $2,175,036
                                                                          ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $2,170,450/178,425 shares
         outstanding)                                                     $    12.16
                                                                          ==========
      Adviser Shares (net assets of $4,586/377 shares outstanding)        $    12.16
                                                                          ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  37

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2011

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                     $ 124,643
                                                                       ---------
EXPENSES
   Management fees                                                         5,967
   Administration and servicing fees:
       Fund Shares                                                         3,518
       Adviser Shares*                                                         4
   Transfer agent's fees:
       Fund Shares                                                           910
   Distribution and service fees (Note 6E):
       Adviser Shares*                                                         7
   Custody and accounting fees:
       Fund Shares                                                           257
   Postage:
       Fund Shares                                                            51
   Shareholder reporting fees:
       Fund Shares                                                            37
   Trustees' fees                                                             12
   Registration fees:
       Fund Shares                                                            43
       Adviser Shares*                                                        21
   Professional fees                                                         143
   Other                                                                      50
                                                                       ---------
       Total expenses                                                     11,020
   Expenses reimbursed:
       Adviser Shares*                                                       (20)
                                                                       ---------
           Net expenses                                                   11,000
                                                                       ---------
NET INVESTMENT INCOME                                                    113,643
                                                                       ---------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
   Net realized gain on:
       Unaffiliated transactions                                           9,448
       Affiliated transactions (Note 8)                                       41
   Change in net unrealized appreciation/depreciation                   (126,795)
                                                                       ---------
           Net realized and unrealized loss                             (117,306)
                                                                       ---------
   Decrease in net assets resulting from operations                    $  (3,663)
                                                                       =========

*Adviser Shares were initiated on August 1, 2010.

See accompanying notes to financial statements.

================================================================================

38  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------

                                                                     2011            2010
-----------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                       $  113,643      $  116,794
   Net realized gain on investments                                 9,489           1,386
   Change in net unrealized appreciation/depreciation of
       investments                                               (126,795)        218,918
                                                               --------------------------
       Increase (decrease) in net assets resulting
           from operations                                         (3,663)        337,098
                                                               --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                               (113,350)       (116,541)
       Adviser Shares*                                               (130)              -
                                                               --------------------------
       Total distributions of net investment income              (113,480)       (116,541)
                                                               --------------------------
   Net realized gains:
       Fund Shares                                                 (7,783)           (279)
       Adviser Shares*                                                (16)              -
                                                               --------------------------
       Total distributions of net realized gains                   (7,799)           (279)
                                                               --------------------------
       Distributions to shareholders                             (121,279)       (116,820)
                                                               --------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                    (49,029)         93,747
   Adviser Shares*                                                  5,000               -
                                                               --------------------------
       Increase (decrease) in net assets from capital
           share transactions                                     (44,029)         93,747
                                                               --------------------------
   Capital contribution from USAA Transfer Agency Company:
       Fund Shares                                                      -               1
                                                               --------------------------
   Net increase (decrease) in net assets                         (168,971)        314,026
NET ASSETS
   Beginning of year                                            2,344,007       2,029,981
                                                               --------------------------
   End of year                                                 $2,175,036      $2,344,007
                                                               ==========================
Overdistribution of net investment income:
   End of year                                                 $     (161)     $     (163)
                                                               ==========================

*Adviser Shares were initiated on August 1, 2010.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  39

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2011

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 48 separate funds. The information presented in this annual report pertains only to the USAA Tax Exempt Long-Term Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax.

The Fund has two classes of shares: Tax Exempt Long-Term Fund Shares (Fund Shares) and, effective August 1, 2010, Tax Exempt Long-Term Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

================================================================================

40  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

   2. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   3. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager), an affiliate of the Fund, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotation systems.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

       General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include variable rate demand notes which are valued at amortized cost. All other level 2 securities are valued based on methods discussed in Note 1A1.

   Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

   For the securities valued using significant unobservable inputs at the end of the period, market quotations from the pricing services were not determinative of fair value. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Trust's Board of Trustees. These fair value methods included using unobservable inputs such as

================================================================================

42  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

   the Manager's assumption of the bond issuer's ability to pay principal and interest in a timely manner, dialogue with the bond issuer concerning the restructuring of debt, yields of comparable securities from issuers with similar risk profiles, and any other relevant information related to the securities. Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

F. EXPENSES PAID INDIRECTLY -- Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

   expenses. For the year ended March 31, 2011, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.10% annually of the amount of the committed loan agreement). Prior to September 24, 2010, the maximum annual facility fee was 0.13% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

================================================================================

44  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

For the year ended March 31, 2011, the Fund paid CAPCO facility fees of $7,000, which represents 5.1% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended March 31, 2011.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting resulted in reclassifications to the statement of assets and liabilities to decrease paid-in capital by $4,000, increase overdistribution of net investment income by $161,000, and increase accumulated net realized gain on investments by $165,000. This includes the differences in the classification of market discount and prior year dividend distributions. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended March 31, 2011, and March 31, 2010, was as follows:

                                                      2011               2010
                                                  -------------------------------
Tax-exempt income                                 $113,480,000       $116,541,000
Ordinary income*                                       185,000            243,000
Net long-term capital gains                          7,614,000             36,000

As of March 31, 2011, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                      $  2,188,000
Undistributed long-term capital gains                                   2,913,000
Unrealized depreciation                                               188,992,000

* Represents short-term realized capital gains, which are taxable as ordinary income.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended March 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of March 31, 2011, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax year ended March 31, 2011, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2011, were $340,973,000 and $353,138,000, respectively.

As of March 31, 2011, the cost of securities, including short-term securities, for federal income tax purposes, was $2,331,792,000.

Gross unrealized appreciation and depreciation of investments as of March 31, 2011, for federal income tax purposes, were $37,725,000 and $226,717,000, respectively, resulting in net unrealized depreciation of $188,992,000.

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2011, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

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46  | USAA TAX EXEMPT LONG-TERM FUND

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Capital share transactions for all classes were as follows, in thousands:

                                       MARCH 31, 2011               MARCH 31, 2010
--------------------------------------------------------------------------------------
                                    SHARES        AMOUNT         SHARES       AMOUNT
                                   ---------------------------------------------------
FUND SHARES:
Shares sold                         21,293      $ 272,707        19,668      $ 247,591
Shares issued from reinvested
  dividends                          7,137         90,932         6,801         85,441
Shares redeemed                    (32,704)      (412,668)      (18,991)      (239,285)
                                   ---------------------------------------------------
Net increase (decrease) from
  capital share transactions        (4,274)     $ (49,029)        7,478      $  93,747
                                   ===================================================
ADVISER SHARES
  (INITIATED ON AUGUST 1, 2010):
Shares sold                            377      $   5,003             -      $       -
Shares issued from reinvested
  dividends                              -              -             -              -
Shares redeemed                          -             (3)            -              -
                                   ---------------------------------------------------
Net increase from capital
  share transactions                   377      $   5,000             -      $       -
                                   ===================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager carries out the Fund's investment policies and manages the Fund's portfolio pursuant to an Advisory Agreement. The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average net assets for the fiscal year.

   The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper General Municipal Debt Funds Index over the performance period. The Lipper General Municipal Debt Index tracks the total return performance of the 30 largest funds in the Lipper General Municipal Debt Funds category. The performance period for each class consists of the current month plus the previous 35 months. The performance adjustment for the Adviser Shares

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

   includes the performance of the Fund Shares for periods prior to August 1, 2010. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 0.20% to 0.50%                    +/- 0.04%
+/- 0.51% to 1.00%                    +/- 0.05%
+/- 1.01% and greater                 +/- 0.06%

   (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

   Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

   Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper General Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

   For the year ended March 31, 2011, the Fund incurred total management fees, paid or payable to the Manager, of $5,967,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $(608,000) and less than $(500), respectively. For the Fund Shares and Adviser Shares, the performance adjustments were (0.03)% and less than (0.01)%, respectively.

B. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For

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48  | USAA TAX EXEMPT LONG-TERM FUND

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   such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2011, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $3,518,000 and $4,000, respectively.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2011, the Fund reimbursed the Manager $76,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. EXPENSE LIMITATION -- The Manager has agreed, through August 1, 2011, to limit the annual expenses of the Adviser Shares to 0.85% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through August 1, 2011, without approval of the Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date. For the year ended March 31, 2011, the Adviser Shares incurred reimbursable expenses of $20,000, of which $1,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. Each class also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended March 31, 2011,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

   the Fund Shares and Advisor Shares incurred transfer agent's fees, paid or payable to SAS, of $910,000 and less than $500, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES -- The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to the Manager (the distributor) for distribution and shareholder services. The distributor pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2011, the Adviser Shares incurred distribution and service (12b-1) fees of $7,000.

F. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At March 31, 2011, USAA and its affiliates owned 377,000 shares, which represent 100% of the Adviser Shares and 0.2% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended March 31, 2011, in accordance with affiliated transaction procedures approved by the Trust's Board of Trustees, purchases and sales of security transactions were executed between the

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50  | USAA TAX EXEMPT LONG-TERM FUND

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Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                    COST TO     NET REALIZED GAIN
     SELLER                    PURCHASER           PURCHASER    (LOSS) TO SELLER
---------------------------------------------------------------------------------
USAA Tax Exempt          USAA Growth &
 Long-Term Bond Fund      Tax Strategy Fund       $2,011,000         $ 41,000
USAA Florida Tax Free    USAA Tax Exempt Long-
 Income Fund              Term Bond Fund           1,693,000           (4,000)
USAA Growth & Tax        USAA Tax Exempt Long-
 Strategy Fund            Term Bond Fund           3,156,000          (74,000)

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

(9) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                            YEAR ENDED MARCH 31,
                                             ---------------------------------------------------------------------------------
                                                   2011             2010                2009             2008             2007
                                             ---------------------------------------------------------------------------------
Net asset value at
 beginning of period                         $    12.83       $    11.59          $    12.97       $    13.91       $    13.94
                                             ---------------------------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income                              .62              .65                 .66              .64              .62
 Net realized and unrealized
  gain (loss)                                      (.63)            1.24               (1.35)            (.90)             .11
                                             ---------------------------------------------------------------------------------
Total from investment operations                   (.01)            1.89                (.69)            (.26)             .73
                                             ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income                             (.62)            (.65)               (.66)            (.64)            (.62)
 Realized capital gains                            (.04)            (.00)(a)            (.03)            (.04)            (.14)
                                             ---------------------------------------------------------------------------------
Total distributions                                (.66)            (.65)               (.69)            (.68)            (.76)
                                             ---------------------------------------------------------------------------------
Net asset value at end of period             $    12.16       $    12.83          $    11.59       $    12.97       $    13.91
                                             =================================================================================
Total return (%)*                                  (.19)           16.59(b)            (5.34)           (1.98)            5.33
Net assets at end of period (000)            $2,170,450       $2,344,007          $2,029,981       $2,303,256       $2,446,313
Ratios to average net assets:**
 Expenses (%)(c)                                    .47              .45(b)              .44              .48              .55
 Net investment income (%)                         4.84             5.21                5.42             4.71             4.45
Portfolio turnover (%)                               15                8                  13               32               36

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period.
    Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the year ended March 31, 2011, average net assets were $2,344,885,000.
(a) Represents less than $0.01 per share.
(b) During the period ended March 31, 2010, SAS reimbursed the Fund Shares $102,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by less than 0.01%. This decrease is excluded from the expense ratios above.
(c) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                                   (.00%)(+)        (.00%)(+)           (.00%)(+)        (.01%)           (.00%)(+)
    + Represents less than 0.01% of average net assets.

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52  | USAA TAX EXEMPT LONG-TERM FUND

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(9) FINANCIAL HIGHLIGHTS (CONTINUED) -- ADVISER SHARES

Per share operating performance for a share outstanding throughout the period is as follows:

                                                                         PERIOD ENDED
                                                                           MARCH 31,
                                                                            2011***
                                                                         ------------
Net asset value at beginning of period                                      $13.02
                                                                            ------
Income from investment operations:
 Net investment income                                                         .37
 Net realized and unrealized loss                                             (.82)
                                                                            ------
Total from investment operations                                              (.45)
                                                                            ------
Less distributions from:
 Net investment income                                                        (.37)
 Realized capital gains                                                       (.04)
                                                                            ------
Total distributions                                                           (.41)
                                                                            ------
Net asset value at end of period                                            $12.16
                                                                            ======

Total return (%)*                                                            (3.49)
Net assets at end of period (000)                                           $4,586
Ratios to average net assets:**(b)
 Expenses (%)(a)                                                               .85
 Expenses, excluding reimbursements (%)(a)                                    1.53
 Net investment income (%)                                                    4.47
Portfolio turnover (%)                                                          15

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2011, average net assets were $4,408,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Reflects total operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

EXPENSE EXAMPLE

March 31, 2011 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2010, through March 31, 2011.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid

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54  | USAA TAX EXEMPT LONG-TERM FUND

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for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                        EXPENSES PAID
                                      BEGINNING          ENDING         DURING PERIOD*
                                    ACCOUNT VALUE     ACCOUNT VALUE   OCTOBER 1, 2010 -
                                   OCTOBER 1, 2010   MARCH 31, 2011     MARCH 31, 2011
                                  -----------------------------------------------------
FUND SHARES
Actual                               $1,000.00         $  940.20             $2.27

Hypothetical
 (5% return before expenses)          1,000.00          1,022.59              2.37

ADVISER SHARES
Actual                                1,000.00            939.10              4.11

Hypothetical
 (5% return before expenses)          1,000.00          1,020.69              4.28

* Expenses are equal to the annualized expense ratio of 0.47% for Fund Shares and 0.85% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (5.98)% for Fund Shares and (6.09)% for Adviser Shares for the six-month period of October 1, 2010, through March 31, 2011.

================================================================================

                                                           EXPENSE EXAMPLE |  55

================================================================================

TRUSTEES' AND OFFICERS'INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 48 individual funds as of December 31, 2010. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

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56  | USAA TAX EXEMPT LONG-TERM FUND

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INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1960
Year of Election or Appointment: 2001

Chair of the Board of Directors, IMCO (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2/07); Chair of the Board of Directors, USAA Financial Advisors, Inc. (FAI) (1/07-present); President, FAI (12/07-10/09); President, Financial Advice and Solutions Group (FASG) USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. He also serves as Vice Chair for USAA Life Insurance Company (USAA Life).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

ROBERT L. MASON, Ph.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Management at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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58  | USAA TAX EXEMPT LONG-TERM FUND

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RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2) Member of Executive Committee
   (3) Member of Audit Committee
   (4) Member of Pricing and Investment Committee
   (5) Member of Corporate Governance Committee
   (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
   (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA
Vice President
Born: June 1966
Year of Appointment: 2009

President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (9/01-9/09).

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, IMCO (3/10-present); Vice President, Fixed Income Investments, IMCO (2/04-3/10). Mr. Freund also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments (12/00-1/09).

CHRISTOPHER P. LAIA
Secretary
Born: January 1960
Year of Appointment: 2010

Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Secretary of IMCO and SAS and Vice President and Assistant Secretary of FAI and FPS.

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60  | USAA TAX EXEMPT LONG-TERM FUND

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JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Executive Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08).

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).

   (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

TRUSTEES                             Christopher W. Claus
                                     Barbara B. Dreeben
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                       USAA Investment Management Company
INVESTMENT ADVISER,                  P.O. Box 659453
UNDERWRITER, AND                     San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "Products & Services"
SELF-SERVICE 24/7                    click "Investments," then
AT USAA.COM                          "Mutual Funds"

OR CALL                              Under "My Accounts" go to
(800) 531-USAA                       "Investments." View account balances,
        (8722)                       or click "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.


================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   At USAA.COM click: MY DOCUMENTS
   Set preferences to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA       WE KNOW WHAT IT MEANS TO SERVE.(R)

   =============================================================================
   40858-0311                                (C)2011, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On September 22, 2010, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 48 funds in all. Only 12 funds of the Registrant have a fiscal year-end of March 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended March 31, 2011 and 2010 were $268,555 and $244,354, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended March 31, 2011 and 2010 were $63,358 and $61,513, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended March 31, 2011 and 2010.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended March 31, 2011 and 2010.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for March 31, 2011 and 2010 were $384,316 and $104,896, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2011 and 2010 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.













SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended March 31, 2011

By:*     /s/ Christopher P. Laia
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:    06/02/2011
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Christopher W. Claus
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    06/02/2011
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    06/02/2011
         ------------------------------
*Print the name and title of each signing officer under his or her signature.